UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  March 7, 2005
                       ---------------------------------------
                             DPAC TECHNOLOGIES CORP.
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             (Exact name of registrant as specified in its charter)
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       California                      0-14843                 33-0033759
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
    of incorporation)                                     Identification Number)
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                7321 Lincoln Way, Garden Grove, California 92841
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  714-898-0007
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               Registrant's telephone number, including area code

                                 Not Applicable
               ---------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

After the close of business on March 7, 2005, the Registrant entered into the agreement with QuaTech, Inc., attached hereto as Exhibit 2.3 and incorporated herein by this reference.

Presently, the Registrant does not possess any direct or indirect interest in QuaTech, Inc., and QuaTech, Inc. does not possess any direct or indirect interest in the Registrant.

The Registrant's news release filed as Exhibit 99.1 hereto is incorporated into this Item by this reference.

THE REGISTRANT AND QUATECH, INC HAVE NOT SIGNED A DEFINITIVE AGREEMENT. Under the agreement with QuaTech, Inc., we are committed to working toward a definitive agreement directly with QuaTech, Inc. Unless a definitive agreement is reached by April 21, 2005, the parties will cease to have any obligation to each other to continue with the announced negotiations.

The agreement envisions that we would issue shares of our authorized and previously unissued Common Stock in exchange for all the equity securities of QuaTech, Inc. The amount of shares we issue in the aggregate would be one and one half times the sum of the amount of Common Stock we currently have outstanding plus the amount then issuable on a net-exercise basis under currently outstanding options or warrants (based on a given price per share to be determined).

The envisioned transactions would result in, among other things, an increase in shares outstanding and dilution of the ownership percentages of the Registrant's current shareholders.

The agreement envisions soliciting proxies from the Registrant's shareholders in accordance with the proxy rules promulgated under Section 14(a) of the Securities Exchange Act.

The transaction would result in a change of control of the Registrant and the issuance of a large additional number of shares available for future sale.

The agreement also contemplates that we would effect a reverse stock split of the Common Stock in a ratio yet to be determined, and generally use our best efforts, in order to help to maintain the listing of our Common Stock on the Nasdaq Small Cap Market. The number of shares issuable to Quatech, Inc. shareholders in the transaction shall be appropriately adjusted to maintain the same relationship with the new common stock as they have with the current common stock, which is described in the agreement and hereinabove.

Section 8- Other Events
Item 8.01 Other Events

After the close of business on March 7, 2005, the Registrant entered into the agreement with QuaTech, Inc., attached hereto as Exhibit 2.3 and incorporated herein by this reference.

Before the opening of business on March 8, 2005, the Registrant and QuaTech, Inc. mutually issued the news release, attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Section 9 - Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

Exh. No.       Description
--------       ----------------------
2.3            Agreement dated March 7, 2005 between the Registrant and
               QuaTech, Inc.
99.1           News Release dated March 8, 2005 issued by the Registrant and
               QuaTech, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DPAC Technologies Corp.
                                  ----------------------------
                                  (Registrant)

                                  Date    March 7, 2005
                                       -----------------------
                                  /s/  Creighton K. Early
                                  ----------------------------
                                  (Signature)

                                  Creighton K. Early, Chief Executive Officer
                                  ----------------------------------------------
                                  (Name and Title)

Exhibit Index

Exh. No.       Description
----------     ----------------------
2.3            Agreement dated March 7, 2005 between the Registrant and
               QuaTech, Inc.
99.1           News Release dated March 8, 2005 issued by the Registrant and
               QuaTech, Inc.